UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                       December 5, 2006 (December 1, 2006)
                Date of Report (Date of earliest event reported)

                  Kansas City Southern de Mexico, S.A. de C.V.

                      (formerly known as TFM, S.A. de C.V.)
             (Exact Name of Registrant as Specified in Its Charter)


            Mexico                       333-08322                   N/A
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

                                Montes Urales 625
                              Lomas de Chapultepec
                               11000 Mexico, D.F.
                                     Mexico
                    (Address of Principal Executive Offices)

                               + (5255) 9178-5852
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.01.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On December 1, 2006, Kansas City Southern ("KCS") announced the departure of Robert B. Terry as its Senior Vice President, General Counsel and Corporate Secretary effective November 30, 2006. Concurrent with his departure from KCS, Mr. Terry no longer serves as a member of the Board of Directors or Corporate Secretary of Kansas City Southern de Mexico, S.A. de C.V.




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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kansas City Southern de Mexico, S.A. de C.V.

December 5, 2006                   By: /s/ Paul J. Weyandt
                                       ------------------------------
                                       Paul J. Weyandt
                                       Interim Treasurer